Exhibit 99.1
INVESTOR PRESENTATION 3rd Quarter 2010

Forward-Looking Statements & Safe Harbor This presentation contains certain statements, estimates and forecasts with respect to future performance and events. These statements, estimates and forecasts are "forward-looking statements". In some cases, forward-looking statements can be identified by the use of forward-looking terminology such as "may," "might," "will," "should," "expect," "plan," "intend," "estimate," "anticipate," "believe," "predict," "potential" or "continue" or the negatives thereof or variations thereon or similar terminology. All statements other than statements of historical fact included in this presentation are forward-looking statements and are based on various underlying assumptions and expectations and are subject to known and unknown risks, uncertainties and assumptions, may include projections of our future financial performance based on our growth strategies and anticipated trends in our business. These statements are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied in the forward-looking statements. As a result, there can be no assurance that the forward-looking statements included in this presentation will prove to be accurate or correct. In light of these risks, uncertainties and assumptions, the future performance or events described in the forward-looking statements in this presentation might not occur. Accordingly, you should not rely upon forward-looking statements as a prediction of actual results and we do not assume any responsibility for the accuracy or completeness of any of these forward-looking statements that may be made from time to time. We are under no obligation (and expressly disclaim any such obligation) to update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise. 2

Agenda Executive Summary Direct Insurance Reinsurance Financial Results and Strength Peer Comparison / Conclusion Appendix 3

Allied World's Franchise Consistently strong results since 2001 inception Experienced executive management team Diversified mix of business with global operations Strong risk management culture Excellent capitalization / active capital management Significant investment income returns Rated "A" (Excellent) by A.M. Best Well-diversified Property and Casualty Insurer and Reinsurer with Significant Geographic Reach 4

Operating Segments U.S. Insurance Major Product Lines: Healthcare: Offer significant industry expertise in both primary and excess coverages; General Casualty & Product Liability: Specialty insurance products; Professional Liability: D&O, employment practices, fiduciary and E&O; Property: Cat and non-cat exposed International Insurance Major Product Lines: General & Product Liability: Specialty insurance products; Professional Liability: D&O, employment practices, fiduciary and E&O; Property: Physical property and business interruption coverage for commercial risks; Healthcare: Strong presence with healthcare facilities and managed care organizations Reinsurance Major Product Lines: General Casualty Professional Liability Property per risk Property Catastrophe International Accident and Health Operating platforms in Bermuda, Europe, Hong Kong, Singapore and the United States Total TTM September 2010 Gross Premiums Written 5

Customer focus Moving closer to clients in certain lines and markets Demonstrate expertise in markets in which we underwrite Become "go to" market for targeted lines and classes of business (e.g., healthcare) Diversified insurance and reinsurance products offered across global platform Insurance and casualty emphasis with strong reinsurance and property capabilities Strong risk management controls Our Key Business Strategies Leading specialty insurance company with broad range of product offerings, global capabilities and significant U.S. focus 6 * Includes healthcare-related program business TTM Sept 2010 GPW: $ 1,699 MM 72% Insurance / 28% Reinsurance 76% Casualty / 24% Property

Redomestication to Switzerland Expected to close by year-end 2010 Provides stable political and regulatory environment Leading global financial center Facilitates execution of global business strategy Central point between U.S. and Asia Allows company to maintain competitive tax rate Increases visibility to potential business partners and investors The Euro-zone is the world's second largest source of capital Further differentiates Allied World from proto-typical Bermuda reinsurance companies The next logical step in Allied World's progression 7

8 Lloyd's Syndicate 2232 Recently established Lloyd's syndicate expands Allied World's global insurance and reinsurance capabilities Lloyd's of London Brand is Globally Recognized Partnered with Capita Managing Agency Limited Licensing & Local Market Access Distribution and licenses enhance Allied World's business reach in Latin America and the Asia Pacific region Management Information Access to Lloyd's' market intelligence and data Infrastructure Lloyd's regulatory and business infrastructure

Active Capital Management Improves Shareholder Value * Excludes $243.8 million syndicated loan which was repaid on February 23, 2009 ** Adjusted for $12.3 million of shares repurchased in October 2010, $222.6 million of shares and warrants repurchased from affiliates of Goldman Sachs in November 2010 and $300 million ten-year senior notes issued in November 2010 9 Diluted book value per share has more than doubled since 2006 Capital Management History $148 million of common dividends paid since going public in 2006 $563 million of shares repurchased from AIG in December 2007 Approved two-year $500 million share repurchase plan in May 2010 $177 million of shares repurchased through October 2010 $505 million of shares and warrants repurchased from founders in 2010 $300 million in ten-year senior notes issued in November 2010 (In millions, except for per share amounts) (CHART)

Market Conditions Competitive Pricing Environment Global economic downturn continues to dampen insurance industry operating environment Insurable exposures have shrunk and less overall coverage is being sought Excess capital, benign loss conditions and economic environment have resulted in a "buyer's market" Newer market entrants continue to drive rate decreases to gain market share Casualty and property rates continue to decline Continued erosion of terms and conditions Reinsurance Capacity Reinsurers continue to maintain sound pricing in most cases Excess capacity continues to drive competition in all lines of business Opportunities still exist, although at thinner margins Reinsurers remain aggressive when trying to stay on existing programs Inflationary Pressures (Deflation) Low interest rates result in investment portfolios generating less investment income Insurers managing against deflation in short term while forecasting inflation over long term 10

Direct U.S. insurance initiatives Deepened underwriting talent in U.S. operations and expanded regional presence; now with nine branch office locations throughout the U.S. Expanded primary business profile and capabilities - improves cycle management capabilities by increasing access to attractive, less price-sensitive, small account primary business including healthcare Expanded presence in Europe and Asia Now have international offices in London, Dublin, Switzerland, Hong Kong and Singapore to better position the company to meet developing opportunities and build out a global platform Established Lloyd's syndicate, giving company greater access to Asia and Latin America Reduced writings in lines that did not meet our underwriting requirements Scaled back energy, international property and certain financial institution professional liability lines of business Established U.S. reinsurance company Increased access to U.S. regional business and "decision makers" Active Capital Management Strategy Repurchased $682 million of common shares and warrants year-to-date through October 2010 Diluted shares outstanding are 21.8% lower than at December 2009 Issued $300 million in ten-year, 5.5% senior notes in November 2010 11 Positioned to Succeed Since 2008, Allied World has significantly expanded its operations and increased its capital flexibility

Superior Execution in a Challenging Marketplace Consistently Strong Operating Performance Operating income over $450 million in each of last four calendar years, $301 million through September 2010 despite $141.5 million of losses from major events Favorable Reserve Development - Each of last 7 years, $231 million in the first nine months of 2010 Strong Investment Returns - $559 million (7.9%) total net investment return* in 2009, $484 million (6.3%) through September 2010 Strong Operating Cash Flows - over $650 million during each of last five calendar years, $419 million in the first nine months of 2010 12 *Total net investment return includes net investment income, net realized gains, net change in unrealized gains and net impairment charges recognized in earnings. The percentage return is calculated by taking the total net investment return divided by the average aggregate invested assets for 2009 and the first nine months of 2010.

Agenda Executive Summary Direct Insurance Reinsurance Financial Results and Strength Peer Comparison / Conclusion Appendix 13

Our U.S. Insurance Operating Segment - A significant U.S.- based specialty franchise with diversified offerings Direct property and casualty insurance for small and middle-market non-Fortune 1000 companies Darwin acquisition provided small account primary franchise Offer significant healthcare and professional liability expertise Expanding presence in general casualty and private and not-for-profit D&O Excess & surplus lines (E&S) and admitted capabilities in all 50 states Approved Defense-Based Act underwriters Program business initiative Over $100 million in 2009 * Includes healthcare-related program business Allied World U.S. Insurance Operating Segment TTM Sept 2010 Product Mix 2009 expansion efforts and business realignment increases breadth of product offerings and distribution in the United States 14 Total TTM September 2010 GPW: $702 MM

Expanding U.S. Direct Operating Platform Significant infrastructure investments made throughout 2008 and 2009 Dedicated U.S. management team with significant industry experience 429 staff count, over 61% of Allied World group Allied World's expanded presence in U.S. has significantly enhanced the market profile of our domestic operations San Francisco Los Angeles Costa Mesa Dallas Chicago Atlanta Boston Farmington New York 15 Opened and expanded offices in strategic locations throughout the U.S.

International Insurance Operating Segment Bermuda A leading direct writer of Fortune 1000 North American domiciled property and casualty risks Strong diversity of industries covered including manufacturing, chemicals, transportation, real estate, consumer products, medical and healthcare products and construction Recently began writing trade credit and political risk products Europe Focus predominantly on mid-sized to large non-North American domiciled accounts Offers broad range of casualty & property insurance products for multi-national corporations worldwide Lloyd's Syndicate expands insurance product capabilities in Latin America and the Asia Pacific region Recently launched SME and healthcare initiatives Hong Kong Offers professional lines, healthcare and general casualty business Allied World International Insurance Operating Segment TTM September 2010 Product Mix 16 Global diversification and expansion Total TTM September 2010 GPW: $520 MM

Agenda Executive Summary Direct Insurance Reinsurance Financial Results and Strength Peer Comparison / Conclusion Appendix 17

Operating Platform Office Major Lines Bermuda Allied World has been writing reinsurance business since 2002 Bermuda Property Catastrophe Property Treaty Specialty Facultative United States U.S. reinsurance operation began writing business in early 2008 New York City General Casualty Professional Lines Property International Recently established Lloyd's Syndicate, offices in Switzerland and Singapore; significantly expands reinsurance products offerings throughout Europe and globally Switzerland Singapore London Property Catastrophe Property Per Risk Commercial Auto General Liability Employers' Liability Professional Lines Reinsurance Operating Platforms 18

Reinsurance Operating Segment Casualty Presence Established in U.S. Underwriting teams closer to "decision makers" which provides greater access to information Accessing clients and lines that do not typically access the Bermuda marketplace, including U.S. regional company multi-line business, super regional, middle- market business and stand-alone casualty-clash business Broaden product selection when market conditions improve Strategic Bermuda Platform Property catastrophe, property per risk, workers' compensation catastrophe, accident & health, specialty casualty and international Expanded Global Presence Swiss and Singapore offices Lloyd's Syndicate established in June 2010 Allied World Reinsurance Operating Segment TTM September 2010 Product Mix 19 Flexibility to take advantage of reinsurance opportunities in the global marketplace Total TTM September 2010 GPW: $477 MM

Agenda Executive Summary Direct Insurance Reinsurance Financial Results and Strength Peer Comparison / Conclusion Appendix 20

Financial Highlights Operating Results YTD Sept 2010 2009 2008 Net Income $572 MM $607 MM $108 MM Operating Income $301 MM $538 MM $455 MM Annualized Net Income Return on Avg. Equity 24.2% 22.6% 8.3% Annualized Operating Return on Avg. Equity 12.7% 20.0% 20.6% Combined Ratio 85.6% 76.1% 84.1% Cash flow from Operations $419 MM $668 MM $657 MM Operating Earnings Per Diluted Share $5.79 $10.34 $8.90 Allied World has reported very strong results despite competitive landscape, financial turbulence and catastrophe activity 21

Annualized Operating ROE 25.8% 22.1% 20.6% 20.0% 12.7% Consistent Operating Performance Consistently strong operating income - excess of $450 million in each of the last four full years Record operating income of $538 million in 2009 Full year operating return on average equity has consistently been at or above 20% Full year combined ratios have consistently been below 85% First nine months of 2010 impacted by $142 million from catastrophic and major event losses 22

Strong Underwriting Results

Underwriting performance has been strong since our inception

Historical Loss Ratios Through September 30, 2010 ($MM)*

AY	2002	2003	2004	2005	2006	2007	2008	2009	2010	CY Total
CY Original Loss Ratio	70.1%	65.3%	75.9%	103.1%	59.6%	58.4%	55.5%	45.9%	**53.9%**	
Prior Year Development	**0.0%**	**-4.9%**	**-5.8%**	**-3.6%**	**-8.2%**	**-10.2%**	**-24.5%**	**-18.8%**	**-23.5%**	
AY Original Loss Ratio	70.1%	70.1%	81.7%	106.7%	67.7%	68.6%	**80.0%**	**64.7%**	77.4%	
2002										
2003	$ (56.8)									$ (56.8)
2004	(26.7)	$ (52.7)								$ (79.4)
2005	(8.4)	(45.7)	$ 5.6							$ (48.5)
2006	(16.5)	(43.1)	(45.3)	$ (8.2)						$ (113.0)
2007	6.2	(33.8)	(76.9)	(6.2)	$ (26.1)					$ (136.9)
2008	(8.9)	(87.9)	(100.3)	(73.8)	(7.8)	$ (33.9)				$ (312.6)
2009	(16.5)	(57.2)	(118.1)	(102.5)	11.6	2.4	$ 32.2			$ (248.0)
2010	2.4	(13.3)	(54.5)	(108.6)	(34.1)	(13.9)	(14.0)	$ (3.4)		$ (239.4)
Subsequent Development	$ (125.4)	$ (333.6)	$ (389.4)	$ (299.3)	$ (56.3)	$ (45.4)	$ 18.2	$ (3.4)		$ (1,234.7)
Loss Ratio Points	-28.9%	-28.5%	-28.4%	-22.1%	-4.1%	-3.4%	1.4%	-0.3%		
AY Developed	41.2%	41.6%	53.3%	84.6%	63.6%	65.2%	81.4%	64.4%	77.4%	
Cat Losses			16.4%	28.4%			10.4%		6.4%	
AY Developed EX Cat Losses	41.2%	41.6%	36.9%	56.3%	63.6%	65.2%	71.1%	64.4%	71.0%	
Case Incurred through 09/10	**39.7%**	**33.4%**	**44.1%**	**59.6%**	**32.5%**	**34.4%**	**38.6%**	**16.0%**	**25.5%**	
Remaining IBNR / EP Ratio @ 09/10	**1.5%**	**8.2%**	**9.2%**	**25.1%**	**31.1%**	**30.8%**	**42.9%**	**48.4%**	**51.9%**	

* Pro-forma including Darwin development since inception

** Case incurred ratios by year are not directly comparable to our financial statements as reinsurance case incurred losses shown above are on a treaty year basis

ALLIED WORLD ASSURANCE COMPANY

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Net reserves about 4.9% above mid-point of range at September 30, 2010 Over $1.2 billion net favorable reserve development since inception (including Darwin development) 76% of reserves are IBNR Net Loss & LAE Reserve Mix at September 30, 2010 Case U.S. Insurance, 5% IBNR International Insurance 34% Case International Insurance, 10% IBNR Reinsurance 22% Case Reinsurance, 9% IBNR U.S. Insurance 20% September 30, 2010 Total: $3.9B Net Prior Year Reserve Releases ($MM) Range of Net Reserves at September 30, 2010 ($MM) Prudent Reserving Philosophy 24

97% of our fixed income portfolio consists of investment grade securities The average credit quality is AA Portfolio remains well diversified Largest sector exposure is in corporate bonds at over 31% of portfolio Largest single-issuer exposure is 1% of portfolio Duration of portfolio maintained at 2.5 years U.S. Treasury market vulnerable with U.S. Government financing needs Risk asymmetry remains in place Portfolio Summary - September 30, 2010 Conservative, yet Opportunistic Investment Strategy 25

Agenda Executive Summary Direct Insurance Reinsurance Financial Results and Strength Peer Comparison / Conclusion Appendix 26

Allied World's Value Proposition Superior book value growth compared to peers Growth in book value per share calculated by taking change in basic book value per share from December 2006 through September 2010 adjusted for common dividends paid. 27

Peer Comparisons - Operating Income ROE Operating return on average shareholders' equity is calculated by dividing operating income (net income available to common shareholders' excluding net realized investment gains or losses, net impairment charges in earnings, net foreign exchange gains or losses and impairment of intangible assets) by average adjusted shareholders' common equity (shareholders' common equity excluding the average after tax unrealized gains or losses on investments). 2006 - 2009 Average Allied World 22.1% Endurance 20.0% Arch 19.9% Berkley 19.5% Axis 18.8% RLI 17.5% Aspen 16.4% Markel 15.6% HCC 15.5% Navigators 13.7% Argo 10.4% 28

Peer Comparisons - Leverage *Pro-forma for $222.6 million share and warrant repurchase from founding shareholders in November 2010 and $300 million senior note issued in November 2010 Operating leverage calculated by net premium leverage (TTM 09-10 NPW / 09-10 total shareholders' equity) and 09-10 net reserve leverage (09-10 net loss reserves / total 09-10 shareholders' equity). Low leverage offers us more capacity for growth within existing capital structure 29

Conclusion Allied World Expects to Generate a Mid-teen ROE, Assuming Normalized Catastrophe Activity Strong underwriting franchise diversified by product and geography Experienced executive management team in place Excellent capitalization, strong balance sheet and financial flexibility Enhanced by recent capital management initiatives Significant infrastructure investments made since 2008 Strengthened U.S. specialty franchise and global capabilities Well positioned to capitalize on market opportunities Current valuation inconsistent with history of strong returns 30

Agenda Executive Summary Direct Insurance Reinsurance Financial Results and Strength Peer Comparison / Conclusion Appendix 31

Segment Results - Q3 2010 & Q3 2009 32

Segment Results - YTD September 2010 & YTD September 2009 33

Consolidated Balance Sheets 34 ($MM) 2006 2007 2008 2009 9/30/10 Cash $ 505 $ 270 $ 706 $ 380 $ 831 Bonds 5,178 5,707 6,032 6,971 6,802 Other investments 263 322 125 185 450 Securities lending collateral 305 147 171 - - Insurance balances receivable 304 305 348 396 467 Prepaid reinsurance 160 164 193 187 187 Reinsurance recoverable 689 683 888 920 940 Accrued investment income 51 56 51 53 43 DAC 76 79 86 88 102 Goodwill 4 4 268 268 268 Intangibles - - 71 60 58 Other assets 62 133 83 89 68 Total Assets $ 7,597 $ 7,870 $ 9,022 $ 9,597 $ 10,216 Loss reserves, gross $ 3,637 $ 3,920 $ 4,577 $ 4,762 $ 4,890 Unearned premiums 814 811 930 929 1,018 Securities lending payable 305 147 177 - - Debt 499 499 743 499 499 Other 122 253 178 195 468 Total Liabilities $ 5,377 $ 5,630 $ 6,605 $ 6,384 $ 6,875 Shareholders Equity $ 2,220 $ 2,240 $ 2,417 $ 3,213 $ 3,341 Total Liabilities & S/H Equity $ 7,597 $ 7,870 $ 9,022 $ 9,597 $ 10,216

Historical Operating Results 35 ($MM) 2005 2006 2007 2008 2009 YTD 9/30/10 Gross premiums written $ 1,560 $ 1,659 $ 1,506 $ 1,446 $ 1,696 $ 1,376 Net premiums written 1,222 1,307 1,153 1,107 1,321 1,105 Net premiums earned 1,272 1,252 1,160 1,117 1,317 1,017 Net losses and loss expenses 1,345 739 682 641 604 548 Acquisition costs 143 141 119 113 149 121 General and administrative expenses 94 106 142 186 249 201 Underwriting income (311) 265 217 177 317 147 Net investment income 179 244 298 309 301 194 Net realized investment gains (losses) (10) (29) (8) (60) 126 289 Net impairment charges recognized in earnings - - - (213) (50) (0) Amortization and impairment of intangible assets - - - (1) (11) (3) Interest expense (16) (33) (38) (39) (39) (29) Foreign exchange gains/losses & income taxes (2) (6) - 10 (37) (27) Net income (loss) $ (160) $ 443 $ 469 $ 184 $ 607 $ 572 Loss and loss expense ratio 105.7% 59.0% 58.8% 57.4% 45.9% 53.9% Acquisition ratio 11.3% 11.3% 10.3% 10.1% 11.3% 11.9% General and administrative expense ratio 7.4% 8.5% 12.2% 16.6% 18.9% 19.8% Expense Ratio 18.7% 19.8% 22.5% 26.7% 30.2% 31.7% Combined ratio 124.4% 78.8% 81.3% 84.1% 76.1% 85.6%

Non-GAAP Financial Measures In presenting the company's results, management has included and discussed in this presentation certain non generally accepted accounting principles ("non-GAAP") financial measures within the meaning of Regulation G as promulgated by the U.S. Securities and Exchange Commission. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the company's business. However, these measures should not be viewed as a substitute for those determined in accordance with generally accepted accounting principles ("U.S. GAAP"). "Operating income" is an internal performance measure used by the company in the management of its operations and represents after-tax operational results excluding, as applicable, net realized investment gains or losses, net impairment charges recognized in earnings, impairment of intangible assets and foreign exchange gain or loss. The company excludes net realized investment gains or losses, net impairment charges recognized in earnings and net foreign exchange gain or loss from its calculation of operating income because the amount of these gains or losses is heavily influenced by, and fluctuates in part according to, the availability of market opportunities. The company excludes impairment of intangible assets as these are non-recurring charges. The company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with U.S. GAAP, the company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the company's results of operations and the company's underlying business performance. Operating income should not be viewed as a substitute for U.S. GAAP net income. The company has included "diluted book value per share" because it takes into account the effect of dilutive securities; therefore, the company believes it is an important measure of calculating shareholder returns. "Annualized return on average shareholders' equity" ("ROAE") is calculated using average equity, excluding the average after tax unrealized gains or losses on investments. Unrealized gains (losses) on investments are primarily the result of interest rate and risk premium movements and the resultant impact on fixed income securities. Such gains (losses) are not related to management actions or operational performance, nor are they likely to be realized. Therefore, the company believes that excluding these unrealized gains (losses) provides a more consistent and useful measurement of operating performance, which supplements GAAP information. In calculating ROAE, the net income (loss) available to shareholders for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net income (loss) available to shareholders. The company presents ROAE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. "Annualized operating return on average shareholders' equity" is calculated using operating income (as defined above and annualized in the manner described for net income (loss) available to shareholders under ROAE above), and average shareholders' equity, excluding the average after tax unrealized gains (losses) on investments. Unrealized gains (losses) are excluded from equity for the reasons outlined in the annualized return on average shareholders' equity explanation above. See slides 37 - 39 for a reconciliation of non-GAAP measures used in this presentation to their most directly comparable GAAP measures. 36

Non-GAAP Financial Measures - Reconciliations 37 ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD UNAUDITED ANNUALIZED RETURN ON SHAREHOLDERS' EQUITY RECONCILIATION UNAUDITED ANNUALIZED RETURN ON SHAREHOLDERS' EQUITY RECONCILIATION (Expressed in thousands of United States dollars, except for percentage information) (Expressed in thousands of United States dollars, except for percentage information) Quarter Ended September 30, Quarter Ended September 30, Nine Months Ended September 30, Nine Months Ended September 30, 2010 2009 2010 2009 Opening shareholders' equity $ 3,468,543 $ 2,741,427 $ 3,213,295 $ 2,416,862 Deduct: accumulated other comprehensive income (138,245) (48,669) (149,849) (105,632) Adjusted opening shareholders' equity 3,330,298 2,692,758 3,063,446 2,311,230 - - Closing shareholders' equity $ 3,341,314 $ 3,078,894 $ 3,341,314 $ 3,078,894 Deduct: accumulated other comprehensive income (111,760) (185,043) (111,760) (185,043) Adjusted closing shareholders' equity 3,229,554 2,893,851 3,229,554 2,893,851 Average shareholders' equity $ 3,279,926 $ 2,793,305 $ 3,146,500 $ 2,602,541 Net income available to shareholders $ 254,520 $ 200,554 $ 572,219 $ 445,632 Annualized net income available to shareholders 1,018,080 802,216 762,959 594,176 Annualized return on average shareholders' equity - net income available to shareholders 31.0% 28.7% 24.2% 22.8% Operating income available to shareholders $ 143,552 $ 155,373 $ 300,543 $ 405,806 Annualized operating income available to shareholders 574,208 621,492 400,724 541,075 Annualized return on average shareholders' equity - operating income available to shareholders 17.5% 22.2% 12.7% 20.8%

Non-GAAP Financial Measures - Reconciliations

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
UNAUDITED OPERATING INCOME RECONCILIATION
(Expressed in thousands of United States dollars, except share and per share amounts)

	Quarter Ended September 30,		Nine Months Ended September 30	
	2010	2009	2010	2009
Net income	$ 254,520	$ 200,554	$ 572,219	$ 445,632
Add after tax affect of:				
Net realized investment gains	(109,581)	(46,861)	(272,033)	(88,556)
Net impairment charges recognized in earnings	-	1,953	109	49,390
Foreign exchange (gain)/loss	(1,387)	(273)	248	(660)
Operating income	$ 143,552	$ 155,373	$ 300,543	$ 405,806
Weighted average common shares outstanding:				
Basic	45,544,060	49,574,266	48,580,541	49,449,809
Diluted	48,839,991	52,345,913	51,887,390	51,676,006
Basic per share data:				
Net income	$ 5.59	$ 4.05	$ 11.78	$ 9.01
Add after tax affect of:				
Net realized investment gains	(2.41)	(0.95)	(5.60)	(1.79)
Net impairment charges recognized in earnings	-	0.04	-	1.00
Foreign exchange (gain)/loss	(0.03)	(0.01)	0.01	(0.01)
Operating income	$ 3.15	$ 3.13	$ 6.19	$ 8.21
Diluted per share data				
Net income	$ 5.21	$ 3.83	$ 11.03	$ 8.62
Add after tax affect of:				
Net realized investment gains	(2.24)	(0.89)	(5.24)	(1.72)
Net impairment charges recognized in earnings	-	0.04	-	0.96
Foreign exchange (gain)/loss	(0.03)	(0.01)	-	(0.01)
Operating income	$ 2.94	$ 2.97	$ 5.79	$ 7.85

ALLIED WORLD ASSURANCE COMPANY

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Non-GAAP Financial Measures - Reconciliations 39 ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD UNAUDITED DILUTED BOOK VALUE PER SHARE RECONCILIATION UNAUDITED DILUTED BOOK VALUE PER SHARE RECONCILIATION (Expressed in thousands of United States dollars, except share and per share amounts) (Expressed in thousands of United States dollars, except share and per share amounts) (Expressed in thousands of United States dollars, except share and per share amounts) (Expressed in thousands of United States dollars, except share and per share amounts) As of As of As of September 30 December 31, September 30 2010 2009 2009 Price per share at period end $ 56.59 $ 46.07 $ 47.93 Total shareholders' equity 3,341,314 3,213,295 3,078,894 Basic common shares outstanding 42,394,576 49,734,487 49,602,354 Add: unvested restricted share units 580,706 915,432 925,437 Add: Performance based equity awards 1,409,984 1,583,237 1,329,661 Add: dilutive options/warrants outstanding 4,563,380 6,805,157 6,951,447 Weighted average exercise price per share $ 34.69 $ 34.44 $ 34.34 Deduct: options bought back via treasury method (2,797,512) (5,087,405) (4,980,125) Common shares and common share equivalents outstanding 46,151,134 53,950,908 53,828,774 Basic book value per common share $ 78.81 $ 64.61 $ 62.07 Diluted book value per common share $ 72.40 $ 59.56 $ 57.20